UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2016
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 24, 2016, Carter Validus Mission Critical REIT II, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders voted to elect five directors to the board of directors of the Company to hold office until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Each of the five nominees for director was elected by our stockholders by the requisite vote necessary for approval, and the final voting results with respect to the proposal are set forth below:

Name of Director	For	Withheld	Abstentions	Broker Non-Votes
David Brightwell	29,502,602.290	538,568.253	—	—
John E. Carter	29,515,579.431	525,591.112	—	—
Randall Greene	29,514,853.010	526,317.533	—	—
Jonathan Kuchin	29,503,709.247	537,461.296	—	—
Ronald Rayevich	29,474,942.586	566,227.957	—	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: June 24, 2016	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer